REVENUE FROM CONTRACTS WITH CUSTOMERS	12 Months Ended
Dec. 31, 2018
Revenue From Contracts With Customers [Abstract]
REVENUE FROM CONTRACTS WITH CUSTOMERS
REVENUE FROM CONTRACTS WITH CUSTOMERS
Revenue has been disaggregated into categories to reflect how the nature, timing and uncertainty of revenue and cash flows are affected by economic factors.

a.	Revenue disaggregation

	2018				2017
For the years ended December 31 ($ millions)	Pipelines Division	Facilities Division	Marketing & New Ventures Division	Total	Pipelines Division	Facilities Division	Marketing & New Ventures Division	Total

Take-or-Pay(1)	979	582	—	1,561	681	534	—	1,215
Fee-for-Service(1)	424	103	—	527	324	58	2	384
Product Sales(2)	—	464	4,721	5,185	—	208	3,531	3,739
Revenue from contracts with customers	1,403	1,149	4,721	7,273	1,005	800	3,533	5,338
Lease and other revenue	61	17	—	78	62	—	—	62
Total external revenue	1,464	1,166	4,721	7,351	1,067	800	3,533	5,400

(1)	Revenue recognized over time.

(2)	Revenue recognized at a point in time.

b.	Contract balances
Significant changes in the contract liabilities balances during the period are as follows:

($ millions)	2018	2017
Balance at January 1	157	81
Additions (net in the period)	38	99
Revenue recognized from contract liabilities(1)	(27)	(23)
Closing balance	168	157
Less current portion(2)	(37)	(44)
Balance at December 31	131	113

(1)	Recognition of revenue related to performance obligations satisfied in the current period that were included in the opening balance of contract liabilities.

(2)
As at December 31, 2018, the balance includes $9 million of cash collected under take-or-pay contracts which will be recognized in revenue by December 31, 2019 as the customer chooses to ship, process, or otherwise forego the associated service (December 31, 2017: $8 million).

Contract liabilities depict the Company’s obligation to perform services in the future for which payment has been received from customers. Contract liabilities include up-front payments or non-cash consideration received from customers for future transportation, processing and storage services. Contract liabilities also include consideration received from customers for take-or-pay commitments where the customer has a make-up right to ship or process future volumes under a firm contract. These amounts are non-refundable should the customer not use its make-up rights.
The Company does not have any contract assets. In all instances where goods or services have been transferred to a customer in advance of the receipt of customer consideration, the Company’s right to consideration is unconditional and has therefore been presented as a receivable.

c.	Revenue allocated to remaining performance obligations
Pembina expects to recognize revenue in future periods that includes current unsatisfied remaining performance obligations totaling $10.6 billion. Over the next five years, this remaining performance obligation will be recognized annually ranging from $1.1 billion declining to $962 million. Subsequently, up to 2042, Pembina will recognize from $1.0 billion to $7 million per year.
In preparing the above figures, the Company has taken the practical expedient to exclude contracts that are being accounted for using the practical expedient to recognize revenue in an amount equal to the Company's right to invoice, as well as the practical expedient to exclude contracts that have original expected durations of one year or less.
Variable consideration relating to flow through costs are not included in the amounts presented. These flow through costs do not impact net income or cash flow, and due to the long-term nature of the contracts there is significant uncertainty in estimating these amounts. In addition, the Company excludes contracted revenue amounts for assets not yet in-service unless both board of directors approval and regulatory approval for the asset has been obtained.